SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 27, 2005
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       0-22208                                           42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


3551 Seventh Street, Suite 204, Moline, Illinois                         61265
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   (Address of principal executive offices)                           (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)


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Item 2.02.  Results of Operations and Financial Condition

On January 27, 2005, QCR Holdings, Inc. issued a press release announcing its earnings for the fourth quarter ended December 31, 2004. The press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

    None.

(b) Exhibits.

    99.1  Press Release dated January 27, 2005.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                                                   QCR HOLDINGS, INC.

Dated:  January 27, 2005                           By:  /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer



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